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                                                                    EXHIBIT 10.3

                            CHANGE IN TERMS AGREEMENT
                           (AGRICULTURAL SUPPLY, INC.)

        This Change in Terms Agreement ("Agreement") is made and entered into as of March 21, 2001, by and between Agricultural Supply, Inc., a Delaware corporation ("ASI"), Eco Soil Systems, Inc., a Nebraska corporation ("ESSI"), Agricultural Supply de Mexico, S.A. de C.V. ("ASI Mexico"), Sistemas y Equipos Agricolas, S.A. de C.V. ("Sistemas") and First National Bank, a national banking association ("Lender"), and is made with reference to the facts set forth below.

                                    RECITALS

        A. ASI, ASI Mexico and Sistemas (sometimes collectively referred to herein as "Borrower") are indebted to Lender, which indebtedness (the "Loan") is evidenced by the following documents (collectively, the "Loan Documents"): (a) a Loan Agreement dated as of June 30, 1999 (the "Loan Agreement"), executed by Borrower and Lender, (b) a Promissory Note dated June 30, 1999, in the original principal amount of $5,000,000, executed by ASI in favor of Lender (the "ASI Domestic Note"), (c) a Promissory Note / Pagare dated July 28, 1999, in the original principal amount of $5,000,000, executed by ASI, ASI Mexico and Sistemas in favor of Lender (the "Original Foreign Note"), (d) Commercial Guaranty dated June 30, 1999, executed by ESSI, Yuma Acquisition Sub, Inc., Agro Mex, Inc. And Agro Mex International, Inc., as Guarantors, guaranteeing the payment and performance of all of the obligations of ASI under the Loan Documents, (e) Commercial Guaranty dated July 28, 1999, executed by ESSI, ASI, Agro Mex, Inc. And Agro Mex International, Inc., as Guarantors, guaranteeing the payment and performance of all of the obligations of ASI Mexico and Sistemas under the Loan Documents, (f) Subordination Agreement dated as of June 30, 1999, executed by ESSI in favor of Lender, and (g) various Pledge Agreements, Security Agreements, UCC Financing Statements, Stock Assignments, Proxies and related documents and instruments executed by ESSI, ASI, ASI Mexico and Sistemas in connection with the Loan.

        B. The obligations of ASI under the ASI Domestic Note and the Loan Documents were subsequently modified by: (a) that certain Change in Terms Agreement dated November 15, 1999, and (b) that certain Change in Terms Agreement dated June 1, 2000, in which, inter alia, ESSI granted to Lender a security interest in certain items of equipment owned by ESSI, and Max Gelwix and William B. Adams were added as Guarantors of the obligations of ASI under the Loan Documents pursuant to a Commercial Guaranty of even date therewith. The current unpaid principal balance of the ASI Domestic Note is $4,979,000 and accrued and unpaid interest thereon is $96,592.84, exclusive of related late charges also due and payable. The ASI Domestic Note is secured by liens on certain personal property described in the Loan Documents, and the Commercial Guaranties executed by ESSI, Yuma Acquisition Sub, Inc., Agro Mex, Inc., Agro Mex International, Inc., Max Gelwix and William B. Adams as Guarantors with respect to the obligations of ASI under the ASI Domestic Note, as amended, remain in full force and effect.

        C. The obligations of ASI Mexico and Sistemas under the Original Foreign Note and the Loan Documents were subsequently modified by: (a) that certain Change in Terms Agreement dated November 15, 1999, at which time the Original Foreign Note was cancelled and ASI Mexico and Sistemas executed a new Promissory Note / Pagare dated November 15, 1999, in the principal amount of $3,500,000 (the "Amended Foreign Note"), and (b) that certain Change in Terms Agreement dated June 1, 2000. The current unpaid principal balance of the Amended Foreign
Note is $236,000 and accrued



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and unpaid interest thereon is $10,941.42, exclusive of related late charges also due and payable. The Amended Foreign Note is secured by liens on certain personal property described in the Loan Documents, and the Commercial Guaranty executed by ESSI, ASI, Agro Mex, Inc. And Agro Mex International, Inc., as Guarantors with respect to the obligations of ASI Mexico and Sistemas under the Amended Foreign Note, as amended, remains in full force and effect.

        D. Borrower and Lender now desire to further amend the Loan Documents to waive, as of December 31, 2000, certain financial covenants to be satisfied by Borrower and impose certain additional obligations upon Borrower and ESSI, all as more fully set forth herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual promises and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Borrower, ESSI and Lender acknowledge and agree that no further amounts shall be advanced by Lender under either the ASI Domestic Note or the Amended Foreign Note. Notwithstanding the foregoing, in the event of any increase in the Domestic Borrowing Base (as such term is defined in the Loan Agreement), ASI hereby authorizes Lender to utilize such increase to reduce the unpaid principal balance of the Amended Foreign Note, or accrued and unpaid interest thereon, and correspondingly increase the unpaid principal balance of the ASI Domestic Note. Any decreases in the Domestic Borrowing Base or the Foreign Borrowing Base (as such term is defined in the Loan Agreement) shall be repaid by ASI, ASI Mexico or Sistemas, as applicable, in cash to Lender within three (3) days' following Lender's demand therefor.

        2. Provided that: (a) ASI continues to make the debt service payments due under the ASI Domestic Note in a timely manner, (b) ASI Mexico and Sistemas continue to make the debt service payments due under the Amended Foreign Note in a timely manner, (c) Borrower is not otherwise in default under any other terms of the ASI Domestic Note, the Amended Foreign Note or the other Loan Documents, this Agreement, documents related thereto or any other obligations of Borrower or ESSI to Lender, (d) Lender receives a duly executed Intercreditor and Subordination Agreement, executed by BH Capital Investments, L.P., for itself and as agent, subordinating any and all claims it has against ESSI to the obligations of ESSI under the Loan Documents, and containing such other terms and conditions as may be requested by Lender, (e) ESSI and/or ASI obtains and delivers to Lender all required UCC Termination Statements and other documentation from Coast Business Credit, terminating any and all security interests held by Coast Business credit in any of the assets of ASI or ESSI, and provided: (i) Borrower is current and in compliance with the Loan Documents in the delivery of financial statements and the financial and other information to be submitted to Lender as provided herein, and (ii) Borrower has paid to Lender an extension fee in the amount of $10,000 and has paid and reimbursed Lender for its costs and expenses, including attorneys' fees, to be paid to Lender pursuant to the terms of this Agreement and the other Loan Documents, the Maturity Date of the ASI Domestic Note and the Amended Foreign Note (collectively, the "Notes") shall be extended to March 30, 2001. The unpaid principal balances of the Notes shall continue to bear interest at a rate per annum equal to the First National Bank Prime Rate plus one and one-half percent (1.5%).



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        3. Provided that Borrower complies with the conditions set forth in
Section 1 above, Lender hereby waives the requirement that ASI comply with the financial covenants and ratios set forth in that Section of the Loan Agreement captioned "Financial Covenants and Ratios," as of December 31, 2000.

        4. As further consideration for the accommodation of Lender set forth herein, Borrower and ESSI agree that: (a) ESSI shall grant to Lender a first priority security interest in all of the accounts receivable, equipment and inventory of ESSI. Such security interests shall be granted pursuant to the terms of a Pledge and Security Agreement to be executed by ESSI and Lender. ESSI further agrees to execute any and all additional documents or instruments, including, without limitation, UCC Financing Statements, requested by Lender to evidence and/or perfect such security interests, and (b) Borrower shall make no debt service payments to any subordinate creditor of Borrower, including ESSI, BH Capital Investments, L.P. (for itself and as agent), Albion Alliance Mezzanine Fund, L.P. and Paribas Capital Funding, LLC (excluding payments to Borrower's trade creditors and vendors in the ordinary course of Borrower's business), without Lender's prior written consent.

        5. Borrower and ESSI shall continue to provide financial statements in the form and at the times required under the terms of the Loan Documents. ASI will continue to provide: (a) Weekly Borrowing Base Certificates on each Monday for the Domestic Line portion of the Loan, and (b) monthly Foreign Borrowing Base Certificates for the Foreign Line portion of the Loan.

        6. Borrower and ESSI hereby represent, warrant and certify to Lender that each of the acknowledgments, representations and warranties to Lender given to induce Lender to enter into this Agreement is true and correct as of the date hereof.

        7. In consideration of Lender's agreement to enter into this Agreement, Borrower and ESSI hereby further acknowledge and agree as follows:

               (a) for themselves and their successors and assigns, they hereby absolutely and irrevocably waive, release, and forever discharge Lender, and its respective officers, shareholders, directors, agents, servants, contractors, employees, parent and subsidiary corporations, and predecessors-in-interest (collectively, the "Released Parties") from any and all claims, rights, demands, actions, suits, causes of action, damage, counterclaims, defenses, losses, costs, obligations, liabilities, and expenses of every kind or nature, known or unknown, suspected or unsuspected, fixed or contingent, foreseen or unforeseen, arising out of or relating directly or indirectly to any circumstances or state of facts pertaining to the Notes, the Loan Documents or this Agreement (collectively, "Claims"), up to and as of the date hereof, including claims related to the actions of Lender in administering the Notes or negotiating the Loan Documents or this Agreement and claims of lender liability, fraud, duress, illegality, usury, waiver, bad faith, interference in the business of any person or any non-performance of any agreement or obligation related thereto, or any statements, representations, acts or omissions, intentional, willful, negligent, or innocent, by any of the Released Parties in any way connected with, relating to, or affecting, directly or indirectly, the Notes, the Loan Documents or this Agreement; provided, however, that the foregoing shall not constitute a release of Borrower's or ESSI's obligations under this Agreement.

               (b) they have not relied upon any representation of any kind made by Lender in making the release set forth above, except as expressly set forth in this Agreement.



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               (c) they acknowledge that they may have claims against Lender of which they have no knowledge at the time of the execution of this Agreement. Borrower and ESSI agree that the waivers and releases in this Section are specifically intended to and do extend to claims, demands or causes of actions of which Borrower and ESSI have no knowledge. As to all Claims, Borrower and ESSI specifically waive the benefit of the provisions of Section 1542 of the California Civil Code, which provides as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Borrower and ESSI hereby waive the provisions of Section 1542 of the California Civil Code and the provisions of any similar laws. Borrower and ESSI realize and acknowledge that factual matters now unknown to them may have given or hereafter give rise to Claims which are presently unknown, unanticipated, and unsuspected, and the release provided hereunder has been negotiated and agreed upon in light of that realization.

               (d) Borrower and ESSI represent and warrant that they have not heretofore assigned, or transferred, or purported to assign or to transfer, to any person or entity (other than Lender), any Claim released hereunder or any portion thereof or interest therein, and Borrower and ESSI agree to indemnify, defend, and hold the Released Parties harmless from and against any and all such Claims based on or arising out of any such assignment or transfer or purported assignment or transfer.

               (e) It is understood and agreed that this Section shall not be deemed or construed as an admission by Lender of liability of any nature whatsoever arising from or related to the subject matter of this Section.

               (f) The provisions, waivers and releases set forth in this Section are binding upon Borrower, ESSI and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint venturers, affiliates, assigns, heirs, successors in interest and shareholders.

               (g) Borrower and ESSI agree that if they hereafter commence, join in, or in any manner seek relief through any suit arising out of, based upon, or relating to any of the Claims or in any manner asserts against such Released Parties, or any of them, any of the Claims, then they will pay to such Released Parties, and each of them, in addition to any other damages caused to such Released Parties thereby, all attorneys' fees incurred by such Released Parties in defending or otherwise responding to said suit or claim.

               (h) The provisions of this Section shall survive payment in full of the Notes, termination of this Agreement, and full performance of all the terms of this Agreement and the other Loan Documents.

        8. Miscellaneous



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               (a) Each of the parties hereto agrees to execute all documents and instruments and to take all other actions as may specifically be provided for herein or as may be required in order to consummate the purposes of this Agreement. Each party hereto shall diligently and in good faith pursue the satisfaction of all conditions and contingencies to be satisfied by it in this Agreement.

               (b) Except as specifically set forth herein, no third party shall be benefitted by any of the provisions of this Agreement, nor shall any such third party have the right to rely in any manner upon any of the terms hereof, and none of the covenants, representations, warranties or agreements herein contained shall run in favor of any third party not specifically referenced herein.

               (c) Nothing in this Agreement shall constitute a waiver by Lender of rights or remedies with respect to any default or Event of Default under the Notes or any of the other Loan Documents. Lender has no obligation, and has made no commitment, to modify or extend any term of the Notes or the other Loan Documents, to waive any default or Event of Default, or to forbear from exercising its remedies under the Notes or the Loan Documents, except as expressly set forth in this Agreement. Borrower's and ESSI's obligations hereunder shall continue to be secured by the Loan Documents.

               (d) The parties hereby irrevocably waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement, the Notes or the Loan Documents. [INITIAL HERE W.B.A.] This waiver shall apply to any subsequent amendments, renewals, supplements, or modifications to this Agreement. In the event of litigation, this Agreement may be filed as a written consent to a trial by a court.

               (e) Time is of the essence for the performance of all obligations and the satisfaction of all conditions of this Agreement. The parties intend that all time periods specified in this Agreement shall be strictly applied, without any extension (whether or not material) unless specifically agreed to in writing by all parties.

               (f) Borrower and ESSI agree to reimburse and pay to Lender, on demand, all costs and expenses which Lender has or may incur as a result of or in connection with this Agreement, including without limitation attorneys' fees and costs incurred by Lender in connection with legal advice received by Lender. Attorneys' fees and costs in connection with the preparation of this Agreement in the amount of approximately $2,142 shall be payable concurrently herewith, and Borrower and ESSI acknowledge and agrees that such fees and costs are reasonable. In addition, the prevailing party in any litigation or dispute over rights, remedies or duties arising under this Agreement shall be entitled to recover, in addition to other appropriate relief, its reasonable costs and expenses, including, without limitation, attorneys' fees and court costs. Such entitlement shall include costs and expenses incurred in the collection of any judgment or settlement.

               (g) This Agreement, and the other documents executed concurrently herewith, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. Any Exhibits attached hereto and referenced herein are hereby incorporated into this Agreement.



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               (h) This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. However, this Agreement shall not be binding on Lender until all parties have executed it.

               (i) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California. In any action brought under or arising out of this Agreement, the parties consent to the jurisdiction of any competent Court within the State of California, consent to service of process by any means authorized by California law, and agree that venue shall be proper in San Diego County, California.

               (j) Except as expressly modified by this Agreement and the documents contemplated hereby, no other changes to the Notes or the Loan Documents are being made and all provisions of the Notes and the Loan Documents shall remain in full force and effect.

               (k) The relationship between Lender, ESSI and Borrower is that of a lender and a borrower and not as partners or joint venturers. Lender owes no fiduciary duty to Borrower or ESSI.

               (l) The terms of this Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties to this Agreement.

               (m) The parties acknowledge that each party and its counsel have reviewed this Agreement and the documents executed in connection herewith. The parties agree that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any documents executed in connection herewith.

               (n) If any provision of this Agreement or any of the Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof.

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

ESSI:

Eco Soil Systems, Inc.,
a Nebraska corporation

By:  \s\ William B. Adams
    ---------------------------

ASI:

Agricultural Supply, Inc.,
a Delaware corporation

By:  \s\ William B. Adams
   ----------------------------

ASI Mexico:



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Agricultural Supply de Mexico, S.A. de C.V.

By:  \s\ William B. Adams
    ----------------------------


Sistemas:

Sistemas y Equipos Agricolas, S.A. de C.V.

By:  \s\ William B. Adams
    ----------------------------

Lender:

First National Bank,
a national banking association

By:  \s\ David S. Walters
    ---------------------------



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                            REAFFIRMATION OF GUARANTY
                           (AGRICULTURAL SUPPLY, INC.)

        The undersigned, as Guarantors of the obligations of Agricultural Supply, Inc. ("ASI") under the Loan Documents, hereby: (a) consent to and approve of the execution of this Change in Terms Agreement by ASI and Lender, and (b) reaffirm to Lender all of their respective obligations and agreements under the Commercial Guaranty dated June 30, 1999.

Date: March  21, 2001

Eco Soil Systems, Inc.,
a Nebraska corporation

By: \s\ William B. Adams
   ----------------------------

Yuma Acquisition Sub, Inc.,
a _________________ corporation

By: \s\ William B. Adams
   ----------------------------

Agro Mex, Inc.,
a _____________ corporation

By: \s\ William B. Adams
   ----------------------------

Agro Mex International, Inc.,
a ________________ corporation

By: \s\ William B. Adams
   ----------------------------

\s\ Max Gelwix
------------------
Max Gelwix

 \s\ William B. Adams
---------------------
William B. Adams



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                            REAFFIRMATION OF GUARANTY
                  (AGRICULTURAL SUPPLY DE MEXICO, S.A. DE C.V.
                 AND SISTEMAS Y EQUIPOS AGRICOLAS, S.A. DE C.V.)

        The undersigned, as Guarantors of the obligations of Agricultural Supply de Mexico, S.A. de C.V. ("ASI Mexico") and Sistemas y Equipos Agricolas, S.A. de C.V. ("Sistemas") under the Loan Documents, hereby: (a) consent to and approve of the execution of this Change in Terms Agreement by ASI Mexico, Sistemas and Lender, and (b) reaffirm to Lender all of their respective obligations and agreements under the Commercial Guaranty dated ___________________, 1999.

Date: March __, 2001

Eco Soil Systems, Inc.,
a Nebraska corporation

By: __________________________

Agricultural Supply, Inc.,
a Delaware  corporation

By: __________________________

Agro Mex, Inc.,
a _____________ corporation

By: __________________________

Agro Mex International, Inc.,
a ________________ corporation


By: __________________________



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